Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.




/s/ F. Duane Ackerman                  March 30, 1998
F. Duane Ackerman                           Date
Chairman of the Board,
President and Chief Executive Officer
Director
(Principal Executive Officer)



/s/ Ronald M. Dykes                         March 30, 1998
Ronald M. Dykes                                  Date
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)




/s/ W. Patrick Shannon                      March 30, 1998
W. Patrick Shannon                               Date
Vice President and Controller
(Principal Accounting Officer)

                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Reuben V. Anderson                  March 24, 1998
Reuben V. Anderson                          Date



                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ James H. Blanchard                  March 25, 1998
James H. Blanchard                          Date


                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ J. Hyatt Brown                     March 25, 1998
J. Hyatt Brown                              Date


                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Leo F. Mullin                       March 27, 1998
Leo F. Mullin                               Date


                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Armando M. Codina                  March 24, 1998
Armando M. Codina                           Date




                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for her in her name, place and stead in each of her respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.




/s/ Phyllis Burke Davis                March 24, 1998
Phyllis Burke Davis                         Date


                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ John G. Medlin, Jr.                 March 24, 1998
John G. Medlin, Jr.                         Date


                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for her in her name, place and stead in each of her respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.




/s/ Robin B. Smith                     March 24, 1998
Robin B. Smith                              Date


                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ C. Dixon Spangler, Jr.                  March 27, 1998
C. Dixon Spangler, Jr.                           Date



                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ William S. Stavropoulos                 March 24, 1998
William S. Stavropoulos                          Date





                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Ronald A. Terry                         March 25, 1998
Ronald A. Terry                                  Date




                        Power of Attorney


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, three registration statements (the "Registration Statements") to register Common Stock to be issued under the BellSouth Corporation Stock Plan, the BellSouth Employee Stock Investment Plan and the BellSouth Employee Stock Purchase Plan, respectively.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the Registration Statements therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ J. Tylee Wilson                         March 24, 1998
J. Tylee Wilson                                  Date